                                                                     Exhibit 4.2


Number      INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS      Shares


                                  CUMULUS MEDIA INC.

             TOTAL AUTHORIZED ISSUE                     SEE REVERSE FOR
            SHARES PAR VALUE $0.01 EACH                 CERTAIN DEFINITIONS




THIS IS TO CERTIFY THAT: __________________________IS THE OWNER OF ___________
___________________________________


SERIES A CUMULATIVE EXCHANGEABLE REDEEMABLE PREFERRED STOCK fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


--------------------------------        ---------------------------------
                       Secretary                       Executive Chairman

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common        UNIF GIFT MIN ACT - .... Custodian .....
TEN ENT   - as tenants by the                               (Cust)       (Minor)
            entireties
JT TEN    - as joint tenants with right   under Uniform Gifts to Minors
            of survivorship and not as    Act ..........................
            tenants in common                           (State)


          ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST



FOR VALUE RECEIVED __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                            POSTAL ZIP CODE OF ASSIGNEE)


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----------------------------------------------------------------------- Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________   Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ___________________, 19 ____
            In presence of

                                             _________________________________

_______________________________


THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.